UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)
June 11, 2007

Holmes Master Issuer plc
(Exact name of issuing entity as specified in its charter)
Holmes Funding Limited
(Exact name of depositor as specified in its charter)
Abbey National plc
(Exact name of sponsor as specified in its charter)

England and Wales (State or other jurisdiction of incorporation)	333-139944 (Commission File Number)	N/A (IRS Employer ID Number)

Abbey National House
2 Triton Square
Regent’s Place
London	NW1 3AN

(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code:	+44 (0)20 7612 4000

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K, Holmes Funding Limited is filing a prospectus dated May 23, 2007 and a prospectus supplement dated June 7, 2007 (the “Prospectus Supplement”) with the Securities and Exchange Commission (the “Commission”) relating to the Issue 2007-2 Series 1 Class A1, Series 2 Class A1, Series 3 Class A1, Series 4 Class A, Series 1 Class B, Series 2 Class B1, Series 2 Class M1, Series 1 Class C and Series 2 Class C1 Notes to be issued by Holmes Master Issuer plc (the “Notes”).

The financial statements of ML MBS Services Ltd. (“ML MBS”) and its subsidiaries for the period from March 30, 2007 to May 4, 2007, which were prepared in accordance with U.S. generally accepted accounting principles, and included in the audit report of Deloitte & Touche LLP dated May 9, 2007 (the “ML MBS Financial Statements”), are incorporated in the Prospectus Supplement relating to the Notes. The ML MBS Financial Statements are incorporated in the Prospectus Supplement relating to the Notes on reliance upon the audit report of Deloitte & Touche LLP, an independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.

In connection with the issuance of the Notes, the Registrant is filing herewith the consent of Deloitte & Touche LLP to their being referred to as experts in accounting and auditing in the Prospectus Supplement and the incorporation of their report on the financial statements of ML MBS in the Prospectus Supplement referred to above related to the issuance of the Notes. The consent of Deloitte & Touche LLP is attached hereto as Exhibit 23.3.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

23.1	Consent of Deloitte & Touche LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLMES FUNDING LIMITED,

By: /s/ Martin McDermott

Name: Martin McDermott Title: Director

Dated: June 7, 2007

EXHIBIT INDEX

Exhibit No.	Description	Page No.
23.1	Consent of Deloitte & Touche LLP, independent registered public accounting firm of ML MBS Services Limited

Exhibit 23.1

DELOITTE.

The Board of Directors
ML MBS Services Ltd.
Merrill Lynch Financial Centre
2 King Edward Street
London, EC1A 1HQ

4 June 2007

Dear Sirs

ML MBS Service plc (the “Company”)

We hereby give our consent to the inclusion in the Prospectus Supplement forming part of the registration statement on Form S-3 (No. 333-139944) dated on or about June 6, 2007 regarding the securities to be issued by Holmes Master Issuer PLC (the Prospectus Supplement, together with the accompanying Base Prospectus dated May 23, 2007, the “Prospectus”) of our report dated May 9, 2007 relating to the financial statements of ML MBS Services Ltd. (the “Company”) for the period from March 30, 2007 to May 4, 2007 in the form and context in which included in the Prospectus. Our consent is required by Rule 436(a) under the United States Securities Act of 1933, as amended, and is given solely for the purpose of complying with that provision and for no other purpose.

Our work has not been carried out in accordance with auditing or other standards and practices generally accepted in jurisdictions outside the United States of America, including the United Kingdom, and accordingly should not be relied upon as if it had been carried out in accordance with those standards and practices.

Yours faithfully

/s/Deloitte & Touche LLP
Deloitte & Touche LLP
Chartered Accountants

Deloitte & Touche LLP is the United Kingdom firm of Deloitte Touche Tohmatsu (“DTT”), a Swiss Verein whose member firms are separate and independent legal entities. Neither DTT nor any of its member firms has any liability for each other’s acts or omissions. Services are provided by member firms or their subsidiaries and not by DTT.